THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY, STATING THAT SUCH SALE, TRANSFER, OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

WARRANT TO PURCHASE

SERIES B PREFERRED STOCK OF

WAFERGEN, INC.

1.  Stock Purchase Right. This Warrant is made as of March 30, 2007, by and among WaferGen, Inc., a Delaware corporation (the “Company”), and Alnoor Shivji (the “Holder”). This Warrant certifies that Holder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, shares of Series B Preferred Stock of the Company as described below.

2.  Warrant Shares; Exercise Price.

This Warrant shall be exercisable for 82,237 shares of Series B Preferred Stock of the Company at an exercise price equal to $0.76 per share (as adjusted from time to time as provided in Section 9(c) hereof, the “Exercise Price”), subject to the terms and conditions set forth herein.

3.  Exercise of Warrant.

(a)  The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time before Termination (as defined below), by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company and upon payment of the Exercise Price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company in an amount equal to the Exercise Price of the shares thereby purchased), whereupon the Holder shall be entitled to receive a certificate for the number of shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the shares, the Holder shall be entitled to exercise this Warrant, the shares so purchased shall be, and shall be deemed to be issued to, such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

Certificates for shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(b)  Net Exercise.

(i)  In lieu of exercising this Warrant by payment of cash or check , the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise annexed hereto, in which event the Company shall issue to Holder a number of shares computed using the following formula:

X	=	Y (A-B)
A

Where X = The number of shares to be issued to Holder.

Y =	the number of shares for which the Warrant is then being exercised.

A =	the fair market value of one share.

B =	the Exercise Price.

(ii)  For purposes of this Section 3(b), the fair market value of the shares shall mean the price determined by the Company’s Board of Directors (with the Holder or the Holder’s representative to the Board of Directors, if applicable, abstaining), acting in good faith upon a review of all relevant factors or, in the event of an exercise concurrently with (i) a public offering of the Company’s stock, such fair market value of the shares shall be based upon the price to the public for the Company’s stock, or (ii) an acquisition, such fair market value of the shares shall be based upon the per share price to be received by the holders of shares in the acquisition.

4.  No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the Holder.

5.  Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder.

6.  No Rights as Shareholders. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

7.  Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not Saturday, Sunday or a legal holiday.

9.  Termination and Dilution.

(a)  Termination. This Warrant shall terminate (“Termination”) at 5:00 p.m., Pacific Time, on the fifth year anniversary of the date hereof.

(b)  Reclassification, etc. If the Company at any time shall, by subdivision, combination, conversion or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, conversion, reclassification or other change. If the shares are subdivided or combined into a greater or smaller number of shares, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares to be outstanding immediately after such event bears to the total number of shares outstanding immediately prior to such event.

(c)  Cash Distributions. No adjustment on account of cash dividends or interest on the shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

10.  Miscellaneous.

(a)  Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

(b)  Restrictions; Accredited Investor. The Holder acknowledges that the shares acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws. The Holder represents and acknowledges that he is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended.

(c)  Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d)  Assignment and Transferability. The Holder may not assign, pledge, or otherwise transfer this Warrant without the prior written consent of the Company, except for transfers between affiliates, including affiliate funds, or transfers to a partner (or retired partner), member (or retired member) of the Holder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms of the Purchase Agreement and this Warrant.

(e)  Market Standoff Agreement. By acceptance of this Warrant, Holder agrees that in connection with the initial underwritten public offering of the Company’s securities, it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company for such period of time (not to exceed 180 days from the effective date of the Company’s registration with the Securities and Exchange Commission) as may be requested by the Company or the managing underwriters of such offering. The Holder agrees to execute such additional agreements as the managing underwriters may require to effect the intent of this provision. The Holder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this section. Notwithstanding any other provision of this Agreement, the Company may assign the Holder’s obligations under this section to any underwriter of the Company’s initial public offering of securities.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed as of the date first written above.

WaferGen, Inc.

By: /s/ Amjad Huda
        Name: Amjad Huda
Title: CFO

Alnoor Shivji

/s/Alnoor Shivji
(signature)

Address:________________________
_______________________________
_______________________________
_______________________________

[Signature Page to Warrant]

NOTICE OF EXERCISE

TO:	WaferGen, Inc.
46571 Fremont Blvd.
Fremont, CA 94538
Attn: President and CEO

(1)  The undersigned hereby elects to purchase ___________ shares of Series B Preferred Stock (the “Shares”) of WaferGen, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

(2)  Please issue a certificate or certificates representing the shares in the name of the undersigned or in such other name as is specified below:

_____________________________________________________________
(Print Name)

Address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

(3)  The undersigned confirms that the shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the shares.

__________
(Date)

_______________________________ (Signature) ___________________________ (Print Name)